Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS AGREEMENT AND THE SCHEDULES HERETO MARKED BY *** HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Buenos Aires, June 11th, 2010

1484
“2010 – Bicentennial of the May Revolution”

Ministry of Science, Technology and Innovative Products National Council of Technical and Scientific Research

Buenos Aires, June 11th 2010

IN VIEW of the file No. 1527/05 of the National Council, and CONSIDERING:

That the aforementioned file resulted in the approval of an agreement celebrated by this National Council, the National University of Litoral (Universidad Nacional del Litoral, UNL) and Bioceres.

That the payment of royalties according to specific percentages and basis of calculations was agreed upon in the aforementioned agreement.

That the Parties agreed to modify the royalty percentages, basis of calculations and mobility as new technological milestones are achieved.

That the Directorate of Technology Transfer (Dirección de VinculaciónTecnólogica), the Directorate of Legal Affairs (Dirección de AsuntosJurídicos), the Management of Scientific and Technological Development (Gerencia de DesarrolloCientίficoTecnológico) and the Management of Legal Affairs (Gerencia de AsuntosLegales) have acted according to their obligations.

That this decision was agreed upon by the Directorate in the meetings held on May 26th and 27th 2010.

That this resolution is issued by virtue of the powers conferred by Decrees No. 1661/96; 310/07; 607/08; 1538/08 where applicable; and 538/10; and Resolutions No. 346/02; 671/04 and 2782/08.

Witnesseth that

THE DIRECTORATE

OF THE NATIONAL COUNCIL OF TECHNICAL AND SCIENTIFIC RESEARCH

DETERMINES:

ARTICLE 1°: The content of the Amendment attached as Exhibit I is approved.

ARTICLE 2°: Be recorded, and once communicated to the parties involved, the Management of Scientific and Technological Development – Directory of Technology Transfer, the Internal Audit Unit, be filed.

RESOLUTION No. 1484

Dr. Marta G. Rovira

President of CONICET

EXHIBIT I

AMENDMENT TO THE AGREEMENT CONCERNING THE DEVELOPMENT OF GENETICALLY MODIFIED DROUGHT-TOLERANT PLANTS AND TO THE CONTRACT OF RESEARCH AND DEVELOPMENT

THIS AMENDMENT TO THE AGREEMENT CONCERNING THE DEVELOPMENT OF GENETICALLY MODIFIED DROUGHT-RESISTANT PLANTS and to the RESEARCH AND DEVELOPMENT AGREEMENT is entered by and between the Commission of the National Council for Scientific and Technological Research (Consejonacional de investigacionescientíficas y técnicas, CONICET), hereupon represented by its President, Dr. Marta Graciela Rovira, domiciled at Rivadavia 1917, Ciudad Autónoma de Buenos Aires, hereinafter referred to as “CONICET” on the one hand; the National University of Litoral, hereupon represented by its Rector, Dr. AlborCantard, domiciled at Bv. Pellegrini 2750, Santa Fe, hereinafter referred to as “UNL” on the other hand; and Bioceres S.A., hereupon represented by its President, Dr. Victor Hugo Trucco, domiciled at Moreno 878, 4° floor, Rosario, province de Santa Fe, hereinafter referred to as “THE COMPANY;” the three of which shall hereinafter be referred to collectively as the “Parties;” whereas:

I.	The Parties entered into an Agreement Concerning the Development of Genetically Modified Drought-Resistant Plant (the “Agreement”), by virtue of which THE COMPANY commissioned CONICET and UNL the research concerning the development of drought-resistant plants.

II.	The parties decided to modify (i) the calculation basis of the share profits percentage agreed upon under the ELEVENTH provision of the Agreement, in order to define it according to the gross profit and the aliquot percentages specified under the TWELFTH provision of the Agreement. III. The Parties covenant the technological milestones specified for the determination of aliquots agreed upon in the TWELFTH provision of the Agreement shall be studied individually for every crop.

IV.	The Parties entered into a Research and Development Agreement (hereinafter referred to as “The Research and Development Agreement”) on July 18th 2005 and by virtue of which THE COMPANY entrusts CONICET and UNL with the research concerning the development of plant transformation tools.

V.	The Parties agreed to make part of the Research and Development Agreement the same royalties, percentages and technological milestones procedures described in the Agreement, as per stated under the THIRD provision (c) of the Research and Development Agreement.

Now, therefore, the Parties agree as follows:

Article 1: Definitions. Capitalized terms in this Amendment shall have the meaning set forth in the Agreement and in the Research and Development Agreement, unless a different meaning is specifically ascribed herein.

Article 2: Amendment to the ELEVENTH provision of the Agreement. The Parties agreed to amend the ELEVENTH provision of the Agreement as follows;

“ELEVENTH:LICENSE – SHARE OF THE PROFITS;

CONICET and UNL grant THE COMPANY an exclusive license over the use or commercial exploitation of the PATENTS, as well as over the results obtained out of this agreement, either patented or not, hereinafter referred to as RESULTS”.

As consideration, THE COMPANY agrees to pay CONICET and UNL a percentage of the Gross Profit earned from the commercialization of any product that contains or is manufactured as per the RESULTS and/or the PATENTS; or the Gross Profit earned from granting sublicenses to third parties for the RESULTS and/or the PATENTS.”

Article 3: Amendment to the TWELFTH provision of the Agreement. The Parties agreed to amend the TWELFTH provision of the Agreement as follows;

“TWELFTH: SHARE OF PROFITS ACCORDING TO TECHNOLOGICAL MILESTONES:

In order to reach an equitable share of profits detailed in the previous provision, the Parties agree that the project purpose of this Agreement represents one stage in the technological development of the plants for commercial use, and that the share of profits may vary as technological milestones on each crop of commercial interest are achieved as follows:

a) Milestone 1: As regards profits from technological development prior to obtaining transgenic events in the crop intended for commercial use ***% of THE COMPANY’s profit correspond to CONICET and UNL shared equally, that is, ***% correspond to CONICET, ***% to THE UNIVERSITY and ***% to THE COMPANY.

b) Milestone 2: As regards profits from technological development after reaching the transformation of the crop intended for commercial use and prior to the first field trial, ***% of the profits correspond to THE COMPANY and ***% to CONICET and UNL shared equally, that is ***% correspond to CONICET and, ***% to UNL.

c) Milestone 3: As regards profits arising from technological development occurred after the first field trial of the crop intended for commercial use, ***% of the profits correspond to THE COMPANY and ***% to CONICET and UNL shared equally, that is, ***% to CONICET and ***% to UNL.

The Parties agree that the share of profits will be determined on a case by case basis, according to the stage of the technological milestone achieved at the moment the profit is made. Consequently, the share of profits on each crop may vary as THE COMPANY, directly or through a third party, contributes to the technological development and to the resulting milestones. THE COMPANY may commission CONICET and UNL additional activities to promote the technological development and milestones. In such case, an additional share in the Gross Benefits or other kind of compensation according to the scale and importance of the contribution shall be agreed upon.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Likewise, the Parties state that the soybean, corn and wheat crops development is currently at Milestone 3. Nevertheless, THE COMPANY shall pay both institutions an additional ***% (***% each), apart from the benefit applicable to Milestone 3, on account of the contribution made to the technological development related to these crops.

Notwithstanding the provisions of this article, both CONICET and UNL acknowledge, according to their internal regulations, the right of the intervening teachers and researchers to have a share of profits.

THE COMPANY shall not be held liable for the payment of royalties or any other kind of compensation to the intervening teachers or researchers with regard to the profits arising from the commercialization or exploitation of the PATENTS or RESULTS.

Article 4: Amendment to the THIRTEENTH provision of the Agreement. The Parties agree to amend the THIRTEENTH provision of the Agreement as follows;

“THIRTEENTH: COMMERCIALIZATION – SALE OF PRODUCTS BY THIRD PARTIES - SUBLICENSES

THE COMPANY may grant sublicenses to third parties over the PATENTS and/or the RESULTS obtained under this agreement, at any technological milestone described before, and shall pay CONICET and UNL the share of profits specified under the TWELFTH provision.

If a third party sells a product acting as a sales agent of THE COMPANY, THE COMPANY shall notice CONICET and UNL and liquidate the profits as if the products that contain or are manufactured as per the PATENTS and/or the RESULTS were sold directly by THE COMPANY.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The sublicenses granted by THE COMPANY shall be confidential and the Parties agree not to disclose such information, in accordance with the SIXTEENTH provision.”

Article 5: Amendment to the Research and Development Agreement. The Parties agree to make part of the Research and Development Agreement the same royalties, percentages and technological milestones procedure described in the Agreement, as per stated in the THIRD provision (c) of the Research and Development Agreement, in the following terms:

“SIXTEENTH: SHARE OF PROFITS ACCORDING TO TECHNOLOGICAL MILESTONES:

In order to reach an equitable distribution of the profits detailed in the THIRD CLAUSE, the Parties agree that the project purpose of this Agreement represents one stage in the technological development of the plants for commercial use, and that the share of the profits may vary as technological milestones on each kind of crop are achieved as follows:

a) Milestone 1: As regards profits arising from technological development occurred before obtaining transgenic events in the crop intended for commercial use, ***% of THE COMPANY’s profits corresponds to CONICET and UNL on equal basis, that is, ***% to CONICET, ***% to UNL, and ***% to THE COMPANY.

b) Milestone 2: As regards profits arising from technological development occurred after obtaining the transformation of the crop intended for commercial use and before to the first field trial, ***% of the profits correspond to THE COMPANY and ***% to CONICET and UNL on equal basis, that is, ***% to CONICET and ***% to UNL.

c) Milestone 3: As regards profits from technological development after the first field trial of the crop intended for commercial use, ***% of the profits correspond to THE COMPANY and ***% to CONICET and UNL shared equally, that is, ***% to CONICET and ***% to UNL.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Notwithstanding the provisions of this article, both CONICET and UNL acknowledge, according to their internal regulations, the right of the intervening teachers and researchers to have a share in the profits.

THE COMPANY shall not be held liable for royalties or any other kind of compensation to the intervening teachers or researchers with regard to the profits earned from the commercialization or exploitation of the RESULTS.”

Article 6: Amendment to the NINTH provision of the Research and Development Agreement. The Parties agree to add sections d) and e) to the NINTH provision of the Research and Development Agreement, according to the following terms:

“d) As consideration, THE COMPANY agrees to pay CONICET and UNL a percentage of the Gross Profit earned from the commercialization of any product that contains or is manufactured as per the RESULTS, or the Gross Profit earned from granting sublicenses of the RESULTS to third parties.”

e) The sublicenses granted by THE COMPANY shall be confidential and the Parties agree not to disclose such information in accordance with the SIXTH provision.”

Article 7: The Parties agree that the new royalties, percentages, technological milestones and the differential treatment of crops established specified in the Agreement shall be applicable to the License Agreement celebrated by Bioceres and Advanta India Limited on September the 7th 2009. Consequently, any payment to be made to CONICET and UNL shall be determined on a case by case basis as per the technological milestone achieved at the moment the profits are made. At the moment of the execution of this Amendment, the crops included in the agreement with Advanta are at Stage ***.

Article 8: The Parties agree to make the products protected by the Patents and the Results available and affordable to the public. Likewise, the Parties agree to set attainable prices and to supply the market in reasonable market conditions.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 9: The Parties state that UNL and CONICET have completed both the PROJECT purpose of the Agreement and the work plan described under Exhibits I and II of the Research and Development Agreement; and that THE COMPANY has exercised due diligence in handling the development of the PROJECT purpose of the Agreement and the work plan described under Exhibits I and II of the Research and Development Agreement. Furthermore, THE COMPANY states that it has contributed in its entirety to both the funds estimated in the budget described under Exhibit II of the Agreement and the funds estimated in the budget described under Exhibit III of the Research and Development Agreement. Therefore, the Parties represent that all obligations have been fulfilled.

Article 10: Terms and Conditions. AII other terms and conditions of the Agreement and the Research and Development Agreement that were not specifically amended by the provisions herein shall remain in full effect and shall be legally binding for the Parties.

Article 11: Complementary nature. This Amendment is complementary to the Agreement and the Research and Development Agreement. The provisions of the Agreement and the Research and Development Agreement regarding governing laws, jurisdiction and notices are applicable to this Amendment. lN WITNESS WHEREOF, both Parties have caused this Agreement to be duly executed in three counterparts of the same tenor and to a sole effect, which are signed in the city of Santa Fe on the FIFTH day of May 2010.

CONICET

Name:
Title:

UNL

Name:
Title:

BIOCERES S.A.

Name:
Title: